FINANCIAL EXPENSE, NET (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Financial income:
Interest		$ (3)	$ (19)
Revaluation of liabilities presented at fair value	(207)	(187)	(187)
Accretion of payment obligations related to acquisitions	(35)
Hedging	(3)
Total financial income	(245)	(190)	(206)
Financial expenses:
Interest and bank charges	130	103	124
Hedging		30	201
Exchange rate differences, net	142	156	92
Accretion of payment obligations related to acquisitions	27	477	682
Total financial expenses	299	766	1,099
Total financial expenses, net	$ 54	$ 576	$ 893